Exhibit 10.10(a)

FIRST AMENDMENT TO LEASE AGREEMENT

THIS FIRST AMENDMENT TO LEASE AGREEMENT (this “Amendment”) is made as of November 1, 2019, by and between CARDINIA REAL ESTATE LLC, a Delaware limited liability company, as agent for Studebaker Real Estate, LLC (“Landlord”) and AGENDIA, INC., a Delaware corporation (“Tenant” and, collectively with Landlord, the “Parties”).

RECITALS

A.    Landlord and Tenant entered into that certain Lease Agreement, dated as of September 23, 2019 (the “Original Lease”), pursuant to which Landlord leased to Tenant approximately 16,325 rentable square feet on the first floor of the building located at 4 Studebaker Road, Irvine, California on the terms and conditions set forth in the Original Lease.

B.    Landlord and Tenant wish to amend the Original Lease as set forth herein.

AGREEMENT

NOW, THEREFORE, the Parties hereto agree as follows:

1.    All capitalized terms used herein but not otherwise defined herein shall have the meanings set forth in the Original Lease. As used herein and in the Original Lease, the term “Lease” shall mean the Original Lease, as amended by this Amendment.

2.    The date “October 1, 2019,” which appears in paragraph (4) of the Basic Terms of the Original Lease under the heading “Rent Commencement Date,” is hereby deleted and the date “November 1, 2019” is substituted in its place.

3.    Except as modified by this Amendment, the terms and provisions of the Original Lease are hereby ratified and confirmed and shall remain unchanged and in full force and effect. If there is any conflict between the terms and provisions of the Original Lease and this Amendment, the terms and provisions of this Amendment shall control and prevail.

4.    This Amendment may be signed in counterparts, each of which shall be an original, but all of which shall constitute one agreement. This Amendment may be delivered by facsimile or electronic transmission of a pdf image, and such facsimile or pdf counterparts shall be valid and binding on the Parties, and their respective successors and assigns, with the same effect as if original signatures had been exchanged.

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IN WITNESS WHEREOF, this Amendment has been executed by and on behalf of the parties hereto as of the date first above written.

LANDLORD:	CARDINIA REAL ESTATE LLC,
a Delaware limited liability company,
as agent for Studebaker Real Estate, LLC

By: /s/ Steven Azzopardi
Name: Steven Azzopardi
Title: Managing Director

TENANT:	AGENDIA, INC.,
a Delaware corporation

By: /s/ Mark Straley
Name: Mark Straley
Title: CEO

By: /s/ Kurt Becker
Name: Kurt Becker
Title: CFO/COO

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